LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT dated as of February 29, 2008 (the “Agreement”) is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and Bank of America, N.A., as servicer and agent for the Participants (in such capacity, the “Servicer”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and the Servicer entered into that certain Amended and Restated Loan Facility Agreement and Guaranty dated as of November 19, 2004 (as amended or modified from time to time, the “Loan Facility Agreement”);

WHEREAS, the Sponsor has requested that the Participants and the Servicer waive the Applicable Credit Events (as defined below) and continue to establish Loan Commitments, make Advances and issue Letters of Credit under the Loan Facility Agreement; and

WHEREAS, the Participants and the Servicer are willing to provide a limited waiver of the Applicable Credit Events and continue to establish Loan Commitments, make Advances and issue Letters of Credit during the Waiver Period (as defined below) subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Reaffirmation. Each of the Credit Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Facility Agreement and the Operative Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Guaranteed Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit. Without limiting the generality of the preceding sentence, the Sponsor restates and reaffirms that it guarantees the prompt payment when due of all Guaranteed Obligations, in accordance with, and pursuant to the terms of Article VIII of the Loan Facility Agreement and each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Guaranteed Obligations, in accordance with, and pursuant to the terms of its Subsidiary Guaranty Agreement. Furthermore, the Credit Parties acknowledge and confirm (c) that the Servicer and the Participants have performed fully all of their respective obligations under the Loan Facility Agreement and the other Operative Documents and (d) by entering into this Agreement, the Participants do not waive (except as specifically provided in Section 2 hereof) or release any term or condition of the Loan Facility Agreement or any of the other Operative Documents or any of their rights or remedies under such Operative Documents or applicable law or any of the obligations of the Credit Parties thereunder.

2.	Limited Waiver.

(a)        The Credit Parties acknowledge that (a) a Credit Event may exist under the Loan Facility Agreement as a result of the failure of the Consolidated Companies to comply with the terms of Section 6.13 of the Loan Facility Agreement during the Waiver Period (as defined below) (the “Net Worth Credit Event”) and (b) Credit Events will exist under the Loan Facility Agreement on March 4, 2008 as a result of the failure of the Consolidated Companies to comply with the terms of Sections 6.11 and 6.12 of the

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Loan Facility Agreement as of the fiscal quarter ending March 4, 2008 (the Credit Events enumerated in (a) and (b) above, the “Applicable Credit Events”).

(b)       Subject to the other terms and conditions of this Agreement, the Servicer and the Participants hereby waive the Applicable Credit Events for the period from the date hereof until April 18, 2008 (the “Waiver Period”), whether the Net Worth Credit Event exists as of the date of this Agreement or arises at some other point during the Waiver Period, for all purposes of the Loan Facility Agreement. Accordingly, during the Waiver Period, the Servicer and the Participants shall, subject to the terms and conditions set forth herein, forbear exercising their rights and remedies arising exclusively as a result of the Applicable Credit Events and continue to establish Loan Commitments, make Advances and issue, extend amend or renew Letters of Credit in accordance with the terms thereof. The limited waiver set forth herein shall be effective only in this specific instance for the duration of the Waiver Period and shall not obligate the Participants or the Servicer to waive any other Credit Event or Unmatured Credit Event, now existing or hereafter arising. This limited waiver is limited solely to the Applicable Credit Events, and nothing contained in this Agreement shall (i) modify the Credit Parties’ obligations to comply fully with Section 6.11, 6.12 and 6.13 of the Loan Facility Agreement and all duties, terms, conditions or covenants contained in the Loan Facility Agreement and the other Operative Documents and (ii) be deemed to constitute a waiver of any other rights or remedies the Servicer or any Participant may have under the Loan Facility Agreement or any other Operative Documents or under applicable law. This is a one-time waiver, and the Servicer and the Participants shall have no obligation to extend the limited waiver or otherwise amend, modify or waive any provision of the Loan Facility Agreement or any other Operative Document at the end of the Waiver Period. The provisions and agreements set forth in this Agreement shall not establish a custom or course of dealing or conduct between the Servicer, any Participant, the Sponsor or any other Credit Party.

(c)        The Credit Parties acknowledge and agree that unless the Servicer and the Participants, in their sole discretion, further amend the Loan Facility Agreement or otherwise agree in writing to continue this limited waiver beyond the Waiver Period, Credit Events will occur under the Loan Facility Agreement as of April 19, 2008, for which no grace period or cure period shall apply, and the Servicer and the Participants may pursue all rights and remedies available to them under the Loan Facility Agreement, the Operative Documents and applicable law. The Credit Parties further acknowledge and agree that to the extent any Credit Events or Unmatured Credit Events (other than the Applicable Credit Events) now exist or hereafter arise during the Waiver Period, the Servicer and the Participants may immediately pursue all rights and remedies available to them in respect thereof under the Loan Facility Agreement, other Operative Documents and applicable law.

(d)       The Credit Parties acknowledge and agree that the establishing of Loan Commitments, making of Advances and issuance, extension, amendment and renewal of any Letter of Credit pursuant to the Loan Facility Agreement during the Waiver Period does not now, and will not in the future, constitute (i) an agreement or obligation, whether implied or express, on the part of the Servicer and Participants to establish Loan Commitments or make Advances or of the Servicer to issue, extend, amend or renew such Letters of Credit in the future after the expiration of the Waiver Period or (ii) a waiver by the Servicer or the Participants of any of their respective rights or remedies at any time, now or in the future, with respect to any Credit Event or Unmatured Credit Event (other than the Applicable Credit Events) or the Applicable Credit Events after the expiration of the Waiver Period.

3.         Agreement Regarding Indebtedness. As consideration for the limited waiver set forth in Section 2 above, the Sponsor acknowledges that it has not, and agrees that at no time will it, secure any Indebtedness outstanding under the Revolving Facility Credit Agreement or the Senior Note Purchase Agreement unless the Indebtedness in respect of the Loan Facility Agreement is concurrently equally and

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ratably secured pursuant to an agreement or agreements in form and substance satisfactory to the Required Participants. The Sponsor further agrees that any failure by the Sponsor to comply with the terms of the immediately preceding sentence shall constitute an immediate Credit Event under Article VII of the Loan Facility Agreement.

4.         Agreement Regarding Distributions. As further consideration for the limited waiver set forth in Section 2 above, the Sponsor agrees that it will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Distribution (as hereinafter defined) in respect of the Sponsor or any Subsidiary (other than on account of capital stock or other equity interests of a Subsidiary owned legally and beneficially by the Sponsor or a wholly-owned Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Sponsor of Securities (as hereinafter defined) which would constitute treasury stock. The Sponsor further agrees that any failure by the Sponsor to comply with the terms of the immediately preceding sentence shall constitute an immediate Credit Event under Article VII of the Loan Facility Agreement. For purposes of this Section 4, the term “Distribution” shall mean, in respect of any corporation, association or other business entity (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest) and (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously from the net proceeds of a sale of such stock or other equity interests. For purposes of this Section 4, the term “Securities” shall have the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended from time to time.

5.         Conditions Precedent. This Agreement shall be effective as of the date hereof when all of the conditions set forth below have been satisfied:

(a)        The Servicer shall have received counterparts of this Agreement, duly executed by the Sponsor, the Guarantors and the Required Participants; and

(b)       The Servicer shall have received a fully executed copy, certified by a Responsible Officer of the Sponsor as true and complete, of (i) a waiver to the Senior Note Purchase Agreement and (ii) a waiver to the Revolving Facility Credit Agreement, each in form and substance satisfactory to the Servicer.

6.	Miscellaneous.

(a)    Except as herein specifically agreed, the Loan Facility Agreement, and the obligations of the Credit Parties thereunder and under the other Operative Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)        Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Operative Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents.

(c)	The Sponsor and each Guarantor hereby represent and warrant as follows:

(i)        Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

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(ii)       This Agreement has been duly executed and delivered by the Credit Parties and constitutes the legal, valid and binding obligations of each of the Credit Parties, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

(d)    The Credit Parties represent and warrant to the Participants that (i) the representations and warranties of the Credit Parties set forth in Article V of the Loan Facility Agreement, in the Guaranty and in each other Operative Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Credit Event or Unmatured Credit Event.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

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            Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

SPONSOR:	RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Senior Vice President

GUARANTORS:	RTBD, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT TAMPA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT ORLANDO FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RT SOUTH FLORIDA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RTGC, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT WEST PALM BEACH FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT MICHIGAN FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT DETROIT FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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SERVICER:	BANK OF AMERICA, N.A.,

in its capacity as Servicer

By: /s/ Anne M. Zeschke

Name: Anne M. Zeschke

Title: Assistant Vice President

PARTICIPANTS:	BANK OF AMERICA, N.A.

By: /s/ John H. Schmidt

Name: John H. Schmidt

Title: Vice President

REGIONS BANK,

successor by merger to AmSouth Bank

By: /s/ Amy Gillen

Name: Amy Gillen

Title: Senior Vice President

WACHOVIA BANK, N.A.

By: /s/ Susan T. Gallagher

Name: Susan T. Gallagher

Title: Vice President

SUNTRUST BANK

By: /s/ Jean- Paul Purdy

Name: Jean-Paul Purdy

Title: Director

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